COMMONWEALTH SHAREHOLDER SERVICES, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229



December 19, 2002

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

RE:   The World Funds, Inc.
      SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (a) of Rule 485 under the Securities ct of 1933, as amended, please find Post-Effective Amendment No. 28 to the Company's Registration Statement on Form N-1A ("PEA No. 28"). PEA No. 28 applies only to the New Market Fund series (the "Fund") of the Company. PEA No. 28 is being filed to create two additional classes of shares, Class B Shares and Class C Shares of the Fund.

Questions concerning PEA No. 27 may be directed to Terrance James Reilly at
(215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.



Very truly yours,




/s/ John Pasco, III
-------------------
John Pasco, III



cc:   Shaswat K. Das
      Steven M. Felsenstein
      Terrance James Reilly

As filed with the Securities and Exchange Commission on December 19, 2002

                                     Registration No. 333-29289
                                            File No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.___28__                        |_X|
                                     --                            -

                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.____29____                                    |_X|
                       --                                          -

                        (Check appropriate box or boxes)

                              THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)

                           Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

       --
      |_|  immediately upon filing pursuant to paragraph (b)
       --
      |  |  on ________________________ pursuant to paragraph (b)
       --
      | X |  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |_|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

PROSPECTUS

THE WORLD FUNDS, INC.
New Market Fund


Prospectus dated _______________  ___, 2003








This prospectus describes the New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock.

The Fund currently offers three classes of shares, two of which, Class B Shares and Class C Shares, are offered by this prospectus. Class B Shares are subject to a contingent deferred sales charge and Class C Shares are sold with a reduced front-end sales charge and a deferred sales charge.
















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:

Long-term growth of capital

Principal Investment  Strategies:

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk:

The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:

You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and performance table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this prospectus, the Fund has not offered Class B or Class C shares. The returns shown below are for Class A Shares of the Fund which are offered in a separate prospectus. Class B and Class C shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear difference expenses. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The bar chart figures do not include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund's Class A Shares for the periods ended December 31, 2001 to the Lipper Large Cap Value Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

The New Market Fund

1999        (1.72%)
2000         5.61%
2001         1.08%

[end bar chart]
The total return for the Fund's Class A Shares for the nine months ended September 30, 2002 was 6.10%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.65% (quarter ending 12/31/01) and the lowest return for a calendar quarter was (9.84%)(quarter ending 09/30/01).
                                      Average Annual Total Return
                                (for the periods ending December 31, 2001)
                                ------------------------------------------
                                                         Since Inception
                                    One Year             (October 1, 1998)
                                    --------             -----------------

Class A Shares
 Return Before Taxes(1)             (4.73%)                 4.31%
 Return After Taxes
  on Distributions(2)               (4.73%)                 4.31%
 Return After Taxes
   on Distributions and
   Sale of Fund Shares(2)           (2.86%)                 3.48%
Class B Shares(3)                   (3.97%)                 5.24%
Class C Shares(4)                   (0.93%)                 5.90%
-----------------------------------

Lipper Large Cap Value Index(5)      (8.58%)                7.08%

(1) Prior to October 31, 2002 the maximum front-end sales charge imposed on purchases was 2.75%. These returns have been restated to include the effect of the current maximum 5.75% front-end sales charge imposed on purchases of Class A Shares.

(2) After tax returns are shown for Class A Shares only. After tax returns for Class B and Class C shares will be different. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns show are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or in retirement accounts.

(3) These returns represent the performance of the Class A Shares but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Class B Shares within six years of the date of purchase. Class B Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class B Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(4) These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 1.00% front-end sales charge payable on the purchase of Class C Shares and the effect of the 1.00% contingent deferred sales charge payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(5) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

------------------------------------------------------------------------
Shareholder Transaction Fees  (fees paid   directly   from your
investment)
------------------------------------------------------------------------
------------------------------------------------------------------------
                                               Class B     Class C
                                               Shares      Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on         None        1.00%
Purchases(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(2)        5.00%       1.00%
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested                                     None        None
     Dividends and Distributions
------------------------------------------------------------------------
------------------------------------------------------------------------
Redemption Fees(3)                             None        None
------------------------------------------------------------------------
------------------------------------------------------------------------
Exchange Fees(4)                               None        None
------------------------------------------------------------------------
------------------------------------------------------------------------
Estimated Annual Operating Expenses (expenses that are deducted from
Fund assets
------------------------------------------------------------------------
------------------------------------------------------------------------
Advisory Fee                                   1.00%       1.00%
------------------------------------------------------------------------
------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(5)       1.00%       1.00%
------------------------------------------------------------------------
------------------------------------------------------------------------
Other Expenses(6)                              2.29%       2.29%
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Annual Fund Operating Expenses           4.29%       4.29%
------------------------------------------------------------------------
------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements(7)    1.80%       1.80%
------------------------------------------------------------------------
------------------------------------------------------------------------
Net Expenses                                   2.49%       2.49%
------------------------------------------------------------------------

(1)  As a percentage of the offering price.

(2) A 5.00% deferred sales charge, as a percentage of the original purchase price, will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased. A deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within three hundred sixty (360) days. The charge is a percentage of the net asset value at the time of purchase.

(3)  Your account may be charged $10 for a telephone redemption.

(4)  Your account may be charged $10 for a telephone exchange.

(5) The Fund has a Distribution and Service Plan (the "12b-1 Plan") for its Class B and Class C shares. The 12b-1 Plan may pay a maximum distribution fee of 1.00% (0.75% for distribution expenses and 0.25% for shareholder services).

(6) Other Expenses are based on amounts for the Fund's Class A Shares for the fiscal year end August 31, 2002.

(7) In the interest of limiting expenses of the Fund, The London Company of Virginia (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class B and Class C shares is limited to 2.49% for the first three years following commencement of operations.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                           1 Year    3 Years   5 Years    10 Years
                           ------    -------   -------    --------
  Class B Shares (2)       $752      $1,076     $1,906    $3,605
  Class C Shares (1)(2)     450         868      1,789     4,151

(1) With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase.
(2) With respect to Class B and Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                           1 Year    3 Years   5 Years    10 Years
                           ------    -------   -------    --------

  Class B Shares           $252      $  776     $1,706    $3,605
  Class C Shares            350         868      1,789     4,151

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk

The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification

The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Temporary Defensive Positions

When the Fund's Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

                                   MANAGEMENT

The Company

The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an investment adviser to manage all aspects of the investments of the Fund.

Investment Adviser

The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate equal of 1.00% of the average daily net assets of the Fund.

In the interest of limiting expenses of the Fund's Class B and Class C shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses the Fund's Class B and Class C shares net assets will not exceed 2.49%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Manager

Since the Fund's commencement of investment operations on October 1, 1998, Mr. Stephen Goddard has been principally responsible for the portfolio management of the Fund. Mr. Goddard, who controls the Adviser, has been President of the Adviser since its founding and has been active in the investment field professionally for more than fourteen years. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC").

Prior to ________ __, 2003, VMIC was the investment manager to the Fund. VMIC was entitled to receive management fees from the Fund at an annual rate equal of 1.00% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2002, VMIC waived its entire fee.

                         WHEN AND HOW NAV IS DETERMINED

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A, Class B or Class C shares, subtracting any liabilities attributable to the Fund's Class A, Class B or Class C shares and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes may vary.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

                                PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Shares of the Fund are also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in each class of shares of the Fund is $1,000. Additional investments in each class of shares of the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

Share Class  Alternatives

The Fund offers investors three different classes of shares, two of which, Class B and Class C shares, are offered by this prospectus. Class B Shares automatically convert to Class A Shares eight years after the calendar month-end in which the Class B Shares were purchased. Because of this conversion feature, certain disclosures are necessary in this prospectus about Class A Shares of the Fund. Class C Shares have no conversion feature. Additional information concerning the Fund's Class A Shares may be obtained by reading a copy of that prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price of Class A and Class C shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Investing By Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit funds by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption proceeds to you within 7 calendar days after the Transfer Agent receives your redemption request in proper form. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (800) 527-9525 for further information regarding redemptions.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing sixty
(60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to required minimum. If you bring your account balance up to the required minimum during this period of time, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a contingent deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a contingent deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination

Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

General

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of Class A Shares. Review the SAI or call the Fund at (800) 527-9525 for further information.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge, a distribution and service fee and a deferred sales charge of 2.00% on Class A Shares redeemed within three hundred sixty (360) days of purchase. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

Class A Shares

                                Sales Charge as a Percentage of
Amount of Purchase              ------------------------------- Dealer Discount
At the Public                     Offering       Net Amount     as Percentage of
Offering Price                    Price          Invested       Offering Price
----------------                  --------       --------       ----------------
Less than $50,000                 5.75%          6.10%          5.00%
$50,000 but less than $100,000    4.50%          4.71%          3.75%
$100,000 but less than $250,000   3.50%          3.63%          2.75%
$250,000 but less than $500,000   2.50%          2.56%          2.00%
$500,000 but less than $1,000,000 2.00%          2.04%          1.75%
$1,000,000 or more                1.00%          1.01%          1.00%

Class B Shares

Class B Shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund. Class B Shares are subject to a contingent deferred sales charge on redemption. They automatically convert to Class A Shares after eight years, at which time applicable Distribution 12b-1 and Service Fees are reduced. The following is a schedule of the contingent deferred sales charge:

      Year 1   Year 2   Year 3   Year 4   Year 5   Year 6   Year 7   Year 8

       5.00%   4.00%    3.00%    3.00%    2.00%    1.00%    None       None

Class C Shares

Class C Shares are subject to a front-end sales charge, a distribution and service fee and a deferred sales charge of 1.00% on Class C Shares redeemed within three hundred sixty (360) days of purchase. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class C Shares.

                               Sales Charge as a Percentage of
                               ------------------------------- Dealer Discount
                                 Offering       Net Amount     as Percentage of
                                 Price          Invested       Offering Price
                                --------       --------       ----------------
                                1.00%           1.01%          1.00%

Waiver of Front-End Sales Charges -- Class A and Class C shares

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution for the Class A Shares of the Fund and a Distribution and Service Plan for the Fund's Class B and Class C shares (collectively, the "12b-1 Plans"). Pursuant to the 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.50% for Class A Share expenses and 1.00% for Class B Share and Class C Share expenses. With respect to the Class B and Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. As of the date of this prospectus, the Fund has not offered Class B or Class C Shares. The information in the table is for Class A Shares of the Fund. Certain information reflects financial results for a single Class A Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD - Class A Shares

                                    Years ended August 31        Period ended
                                 2002       2001      2000      August 31, 1999*
                                ----       ----      ---------   ---------------
Per Share Operating Performance
Net asset value,
  beginning of period          $ 11.65    $ 11.71   $ 11.64         $ 10.00
                               -------    -------   -------         -------
Income from
  investment operations-
   Net investment loss           (0.10)     (0.09)    (0.03)          (0.03)
   Net realized and unrealized
    gain (loss) on investments   (0.58)      0.03      0.10            1.67
                                 -----      -----      -----          -----
Total from
  investment operations          (0.68)     (0.06)     0.07            1.64
                                -------    --------  -------         ------
Net asset value,
  end of period                 $10.97     $11.65    $11.71          $11.64
                                ======     ======    ======          ======

Total Return                    (5.84%)     (0.51%)    0.60%          13.20%

Ratios/Supplemental Data

Net assets,
  end of period (000's)        $4,758      $5,662    $5,347          $3,256
Ratio to average net assets (A)
Expenses  (B)                    2.08%       2.07%     1.99%           1.99%**
Expense ratio - net (C)          1.99%       1.99%     1.99%           1.99%**
Net investment loss             (0.80%)     (0.83%)   (0.34%)         (0.41%)**
Portfolio turnover rate          7.09%       8.72%    32.86%           8.31%

*     Commencement of operations October 1, 1998
**    Annualized
(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.71% for the year ended August 31, 2002, 1.54% for the year ended August 31, 2001, 1.70% for the year ended August 31, 2000 and 2.48% for the period ended August 31, 1999.
(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.
(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated _______ __, 2003 which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800)527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 NEW MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the New Market Fund (the "Fund") dated _______ __, 2003. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2002 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2002 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is _______ __ , 2003

                                TABLE OF CONTENTS

                                                                   PAGE

General Information................................................
Investment  Objective..............................................
Strategies  and Risks..............................................
Investment  Restrictions...........................................
Management  of the  Company........................................
Principal  Securities Holders......................................
Investment  Manager, Adviser and Agreements........................
Management-Related  Services.......................................
Portfolio  Transactions............................................
Capital Stock and Dividends........................................
Plan of Distribution...............................................
Additional Information about Purchases and Sales...................
Tax Status.........................................................
Investment Performance.............................................
Financial Information..............................................

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the New Market Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified", as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

The Fund currently offer three classes of shares. This SAI relates only to two classes of the Fund's shares, Class B Shares and Class C Shares. Information concerning the Fund's other class of shares, Class A Shares, is contained in a separate prospectus and SAI, which can be obtained free of charge by calling the Fund at the number on the cover of this SAI. Prior to the date of this SAI, the Fund offered one class of shares to investors, Class A Shares ("Class A Shares"). As of the date of this SAI, the Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, converting to Class A Shares eight years after purchase; and Class C Shares charging a front-end sales charge of 1% and a back-end sales charge of 1% if shares are redeemed within three hundred sixty days (360) after purchase, with no conversion feature. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio composed of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.


                               INVESTMENT PROGRAMS

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal  Securities

The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities

The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Ratings Group ("S&P") are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal or interest payments than is the case for higher rated debt obligations.

 Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options

The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)    Buy or sell commodities or commodity contracts.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6)    Make loans.

7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)   Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)   Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)   Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry), investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities.

2)    Engage in arbitrage transactions.

3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

=========================================================================
Name, Address   Position  Number  Principal Occupation(s)        Other
and Age         Held      of      During the Past 5 Years        Directorships
                With      Funds                                  by
                Company   in                                     Directors
                and       Company                                and
                Tenure    Overseen                               Number
                                                                 of Funds
                                                                 Complex
                                                                 Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Interested Directors:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*John Pasco,    Chairman  7     Mr. Pasco is Treasurer and a   Vontobel
III (1)         Director        Director of Commonwealth       Funds,
1500 Forest     and             Shareholder Services, Inc.,    Inc.-- 3
Avenue          Treasurer       ("CSS"), the Company's         Funds;
Richmond, VA    since           Administrator, since 1985;     The
23229           May,            President and Director of      World
(55)            1997            First Dominion Capital Corp.,  Insurance
                                ("FDCC"), the Company's        Trust - 1 Fund
                                underwriter since 1987;
                                Director and shareholder of
                                Fund Services, Inc., the
                                Company's Transfer and
                                Disbursing Agent since
                                1987; President and
                                Treasurer of Commonwealth
                                Capital Management,
                                Inc. since 1983 which also
                                owns an interest in
                                the investment manager of
                                the New Market Fund
                                and an interest in the
                                investment adviser to the
                                Third Millennium Russia
                                Fund, another fund of
                                the Company; President of
                                Commonwealth Capital
                                Management, LLC, since
                                December, 2000, a
                                registered investment
                                adviser; Shareholder of
                                Commonwealth Fund
                                Accounting, Inc., which
                                provides bookkeeping
                                services; and Chairman,
                                Director and Treasurer
                                of Vontobel Funds, Inc.,
                                a registered investment
                                company, since March,
                                1997. Chairman, Director
                                and Treasurer of The
                                World Insurance Trust,
                                a registered investment
                                company, since May, 2002.
                                Mr. Pasco is also a
                                certified public accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Samuel Boyd,    Director  7     Mr. Boyd is Manager of the     Vontobel
Jr.             since           Customer Services Operations   Funds,
10808 Hob Nail  May,            and Accounting Division of     Inc.-- 3
Court           1997            the Potomac Electric Power     Funds;
Potomac, MD                     Company since August, 1978;    The
20854                           Director of Vontobel Funds,    World
(60)                            Inc., a registered investment  Insurance
                                company, since March, 1997;    Trust -
                                Trustee of The World           1 Fund
                                Insurance Trust, a registered
                                investment company, since
                                May, 2002.  Mr. Boyd is also
                                a certified public accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
William E.      Director  7     Mr. Poist is a financial and   Vontobel
Poist           since           tax consultant through his     Funds,
5272 River Road May,            firm Management Consulting     Inc.-- 3
Bethesda, MD    1997            for Professionals since 1968;  Funds;
20816                           Director of Vontobel Funds,    The
(64)                            Inc., a registered investment  World
                                company, since March, 1997;    Insurance
                                Trustee of the World           Trust -
                                Insurance Trust, a registered  1 Fund
                                investment company, since
                                May, 2002.  Mr. Poist is also
                                a certified public
                                accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Paul M.         Director  7     Mr. Dickinson is President of  Vontobel
Dickinson       since           Alfred J. Dickinson, Inc.      Funds,
8704            May,            Realtors since April, 1971;    Inc.-- 3
Berwickshire    1997            Director of Vontobel Funds,    Funds;
Drive                           Inc., a registered investment  The
Richmond, VA                    company, since March, 1997;    World
23229                           Trustee of The World           Insurance
(53)                            Insurance Trust, ,a            Trust -
                                registered investment          1 Fund
                                Company, since May, 2002.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*F. Byron       Secretary N/A   Mr. Parker is Secretary of     N/A
Parker, Jr.     since           CSS and FDCC since 1986;
1500 Forest     May,            Secretary of Vontobel Funds,
Avenue          1997            Inc., a registered investment
Suite 222                       company, since March, 1997;
Richmond, VA                    Secretary of The World
23229                           Insurance Trust, a registered
(57)                            investment company, since
                                May, 2002; and partner in the law firm Parker
                                and McMakin Law Group.
-------------------------------------------------------------------------

*Jane H.        Vice      N/A   Ms. Williams is the President  N/A
Williams        President       of Sand Hill Advisors, Inc.
3000 Sand Hill  of the          since August, 2000 and was
Road            Company         the Executive Vice President
Suite 150       and             of Sand Hill Advisors, Inc.
Menlo Park, CA  President       since 1982.
94025           of the
(52)            Sand
                Hill
                Portfolio
                Manager
                Fund
                series
                since
                May,
                1997
-------------------------------------------------------------------------
-------------------------------------------------------------------------
* Leland H.     President  N/A  Mr. Faust is President of CSI  N/A
Faust           of the          Capital Management, Inc.
One Montgomery  CSI             since 1978.  Mr. Faust is
St.             Equity          also a partner in the law
Suite 2525      Fund            firm Taylor & Faust since
San Francisco,  series          September, 1975.
CA 94104        and
(54)            the
                CSI
                Fixed
                Income
                Fund
                series
                since
                October,
                1997
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*Stephen        Vice    N/A     Mr. Goddard has been the       N/A
Goddard         President       President and principal
Riverfront      of the          shareholder of TLC, a
Plaza,          Company         registered investment
West Tower,     and             adviser, since its inception
901 East Byrd   President       and has been the portfolio
Street, Suite   of the          manager of the New Market
1350A,          New             Fund since its inception on
Richmond, VA    Market          October 1, 1998. Mr. Goddard
23219           Fund            is also a director and
(____)          series          shareholder of VMIC, a
                since           registered investment
                October,        adviser. Mr. Goddard has
                1998            fifteen years experience in
                                senior portfolio management,
                                security analysis and finance.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
* John T.       Vice    N/A     Mr. Connor is President of     N/A
Connor, Jr.     President       Third Millennium Investment
1185 Avenue of  of the          Advisors, LLC since April
the Americas,   Company         1998; and Chairman of ROSGAL
32nd Floor      and             Insurance since 1993.
New York, NY    President
10036           of the
(60)            Third
                Millennium
                Russia
                Fund
                series
                since
                October,
                1998
* Steven T.     Vice    N/A     Mr. Newby is President of      N/A
Newby           President       Newby & Co., a NASD
555 Quince      of the          broker/dealer since July,
Orchard Rd      Company         1990; and President of xGENx,
Suite 610       and             LLC since November, 1999.
Gaithersburg,   President
MD 20878        of the
(54)            Genomics
                Fund
                series
                since
                March,
                2000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*Derwood S.     Vice    N/A     Mr. Chase is President of      N/A
Chase, Jr.      President       Chase Investment Counsel
300 Preston     of the          Corporation and its
Avenue, Suite   Company         predecessor, since 1957.
403             and
Charlottesville,President
VA 22902-5091   of the
(70)            Chase
                Mid-Cap
                Growth
                Fund
                since
                August,
                2002
=========================================================================

 (1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is an affiliate of two other investment advisers to funds offered by the Company; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2002, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2002, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

As of December 31, 2001 the directors beneficially owned the following dollar range of equity securities in the Fund:

========================================================================
Name of Director      Dollar Range of Equity   Aggregate Dollar Range
                      Securities in the Fund   of Equity Securities in
                                               All Funds of the
                                               Company Overseen by the
                                               Director
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III       None                     Over $100,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd           None                     $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul Dickinson        $0-$10,000               $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
William Poist         $0-$10,000               $10,001-$50,000
========================================================================


For the fiscal year ended August 31, 2002, the directors received the following compensation from the Company:

===================================================================
Name and Position Held       Aggregate    Pension or   Total
                             Compensation Retirement   Compensation
                             From the     Benefits     from the
                             Fund for     Accrued as   Company(2)
                             Fiscal Year  Part of
                             Ended        Fund
                             8/31/2002    Expenses
                             (1)
-------------------------------------------------------------------
-------------------------------------------------------------------
John Pasco, III, Chairman    $-0-         N/A          $-0-
-------------------------------------------------------------------
-------------------------------------------------------------------
Samuel Boyd, Jr., Director   $2,050       N/A          $15,650
-------------------------------------------------------------------
-------------------------------------------------------------------
Paul M. Dickinson, Director  $2,050       N/A          $15,650
-------------------------------------------------------------------
-------------------------------------------------------------------
William E. Poist, Director   $2,050       N/A          $15,650
===================================================================


(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2002.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2002. The Company consisted of a total of seven funds as of August 31, 2002.

Approval of the Investment Advisory Agreement

The Board of Directors of the Company and shareholders of the Fund most recently approved the terms and conditions of the Investment Advisory Agreement between The London Company of Virginia (the "Adviser"), on behalf of the Fund, at a special meeting on ____________________. In approving the New Agreement, the Board considered the following factors: (i) the nature, quality and extent of the services provided by the Adviser to Virginia Management Investment Corporation, the Fund's predecessor investment manager ("VMIC") and the Fund in the past; (ii) the representation of the Adviser that it would continue to provide investment advisory and other services to the Fund of at least the scope and quality previously provided to the Fund; (iii) information concerning the Adviser, including information on the qualifications and experience of the portfolio manager and his investment management style; (iv) the recommendation of VMIC that the Adviser be appointed as the investment adviser under the New Agreement; (v) the substantially similar terms and conditions contained in the New Agreement, including the fact that the fees paid would be unchanged; (vi) the benefit to the Fund of maintaining the Adviser since its principal has been the portfolio manager of the Fund and has also furnished research, analysis, advice and recommendations with respect to the purchase and sale of securities and has provided such statistical information and reports as have been required to VMIC since the formation of the Fund; (vii) the representation of the Adviser that in the event of any material change in the personnel and procedures of the Adviser, the Board would be consulted for the purpose of assuring itself that the services provided to the Fund would not be diminished in scope or quality; and (viii) the benefit to the Fund of maintaining continuity of investment advisory services for the Fund, and the belief of the Board that such continuity was advantageous to the Fund as it would minimize any potential expense and disruption involved in restructuring the Fund's investment portfolio.

Sales Loads

No front-end or contingent deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

              POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2002, the following persons beneficially owned shares of the Fund in the following amounts:

------------------------------------------------------------------------
Name and Address                  Number of Shares    Percentage of
                                                      Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
BBH & Co. C/F                     34,353.863          8.443%
Suzanne L. Read
305 Jefferson Street
Lexington, Virginia 2450
------------------------------------------------------------------------

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Adviser"), manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") effective __________, 2003. Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC"), the Fund's previous investment manager. Mr. Goddard has fifteen years experience in senior portfolio management, security analysis and finance. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets.

For the period from October 1, 1998 (commencement of operations) through _______ ___, 2003, VMIC served as investment manager for the Fund. For the fiscal year ended August 31, 2000, VMIC did not receive any compensation, waived fees of $43,177 and reimbursed expenses of $30,623. For the fiscal year ended August 31, 2001, VMIC did not receive any compensation, waived fees of $55,492 and reimbursed expenses of $14,910. For the fiscal year ended August 31, 2002, VMIC did not receive any compensation, waived fees of $54,218 and reimbursed expenses of $38,092.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administration Agreement, CSS received $20,077, $18,135 and $15,890 for the fiscal years ended August 31, 2002, 2001 and 2000, respectively. CSS voluntarily waived fees in the amount of $15,000 for the year ended August 31, 2001.

Custodian

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $18,700, $16,700 and $6,850 for the fiscal years ended August 31, 2002, 2001 and 2000, respectively.

Transfer  Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A and Class C Shares as described in the applicable prospectus and SAI. The Distributor is also entitled to the payment of contingent deferred sales charges upon the redemption of Class A, Class B and Class C Shares as described in the applicable prospectus and SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the applicable prospectus and SAI. During the fiscal year ended August 30, 2002, no fees were paid pursuant to the Fund's Class B Shares or Class C Shares Distribution 12b-1 and Service Plan nor were any sales charges paid in connection with the sale of Class C Shares of the Fund.

The Distributor received the following compensation as a result of the sale of the Fund's Class A Shares:

Fiscal Year
Or Period  Net Underwriting    Compensation on
Ended      Discounts and       Redemption      Brokerage Other
August 31, Commission     and Repurchases Commissions    Compensation(1)

2000       $11,166             None            None      $6,965
2001       $ 2,982             None            None      $15,000
2002       $1,205              None            None      None

(1) Fees received pursuant to the Fund's Class A Shares Distribution 12b-1 Plan.

Independent Accountants

The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund's Class A Shares paid brokerage commissions as follows:

                        Years or periods ended August 31,

                     2000            2001           2002
                     ----            -----          ----

                     $4,889         $2,870          $3,600

The Fund's Class A Shares paid brokerage commissions to First Clearing Corp. (an affiliated broker-dealer) as follows:

                        Years or periods ended August 31,

                     2000           2001             2002
                     ----           ----             ----

                     $4,606         $2,870          $3,600

For the fiscal year ended August 31, 2002: (1) 100% of the Fund's Class A Shares aggregate broker commissions were paid to First Clearing Corp.; and (2) 100% of the Fund's Class A Shares aggregate dollar amount of transaction involving payment of commissions were effected through First Clearing Corp.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series, Fifteen Million (15,000,000) shares for Class B Shares of the series and Fifteen Million (15,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Class B and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares, Class B Shares or Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to such class. In addition, each class may incur different transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series or class would share pro-rata in the net assets of such series or class available for distribution to shareholders of the series or class, but, as shareholders of such series or class, would not be entitled to share in the distribution of assets belonging to any other series or class.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates

Rule 18f-3 Plan

The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and
(iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase and Class C Shares charging a reduced sales charge and a contingent deferred sales charge.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.


Computation of Offering Price

A hypothetical illustration of the computation of the offering price per Class C Share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on August 31, 2002 and the maximum front-end sales charge of 1.00%, is as follows:

 ------------------------------------------
                                Class C
                                 Shares
 ------------------------------------------
 ------------------------------------------
 Net Assets                   $4,757,796
 ------------------------------------------
 ------------------------------------------
 Outstanding Shares              433,533
 ------------------------------------------
 ------------------------------------------
 Net Asset Value Per Share    $    10.97
 ------------------------------------------
 ------------------------------------------
 Sales Charge (1.00% of the   $     0.11
 offering price)
 ------------------------------------------
 ------------------------------------------
 Offering Price to Public     $    11.08
 ------------------------------------------

Plan of Distribution

The Fund has a Distribution and Service Plan (the "12b-1 Plan") for each of its Class B and Class C shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan for Class B and Class C shares provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of the average daily net assets attributable to the Fund's outstanding Class B and Class C shares. As of the date of this SAI, the Fund had not yet offered Class B or Class C shares. Accordingly, no fees were paid pursuant to the Fund's Class B or Class C shares 12b-1 Plan for the fiscal year ended August 31, 2002.

Under the Class B and Class C shares' 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or Class C shares (as applicable), and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C shares (as applicable) which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting with respect to Class B Shares or Class C shares (as applicable) or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in Class B Shares or Class C shares (as applicable); (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class B Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class B Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class B Shares or Class C Shares (as applicable).

Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class B Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of each of its classes of shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class B or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class B or Class C Shares of the Fund, as applicable, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share for the Fund's Class A and Class C Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge. The offering price per share for the Fund's Class B Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares

Shareholders may exchange their shares for the same class of shares of any other fund offered by the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. The Fund's procedure is to redeem shares at the NAV determined after the Fund or authorized institution receives the redemption request in proper order, less any applicable contingent deferred sales charge. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $250,533 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2002, the Fund has a post-October capital loss deferral of $350,337 which will be recognized in the following tax year.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during the
           period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

      P         =    a hypothetical initial payment $1,000
      T         =    average annual total return
      n         =    number of years (l, 5 or 10)
      ERV       =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1, 5 or 10 year periods
                    (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Prior to the date of this SAI, the Fund only offered one class of shares, Class A Shares. Accordingly, no performance information is provided for Class B or Class C shares. Prior to October 31, 2002, Class A Shares of the Fund were sold with a maximum front-end sales charge of 2.75%. Return numbers listed below are based on a maximum front-end sales charge of 5.75%. Based on the foregoing, the Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

      One Year       Five Years     Ten Years
      Period Ended   Period Ended   Period Ended    Since Inception to
      8/31/2002      8/31/2002      8/31/2002       8/31/2002(1)
      ----------     ----------     -----------     ---------------

      (11.25%)            N/A             N/A            0.85%

(1) Commencement of operations was October 1, 1998.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Fund's Class A Shares are included in the prospectus. After-tax returns for Class B And Class C Shares would be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rte for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)   Mutual Fund Source Book and other material, published by Morningstar, Inc.
      - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2002 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a) Articles of Incorporation.

      (1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on
           December 26, 2001 ("PEA No. 19").

      (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

      (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

      (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

      (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No. 19.

      (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No. 19.

      (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

      (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

      (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA
           No. 15").

     (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a)(15) of PEA No. 21.

     (16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares.

     (17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares.

(18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a)(18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27")

(19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares.

(20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares.

(b)        By-Laws.

      The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

      See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d) Investment Advisory Contracts.

      (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

      (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

      (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) Investment Advisory Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(d)(6) of PEA No. 11.

      (5)  The New Market Fund.

          (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998("Amendment No. 5").

           (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

      (6) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

      (7) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

           (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund.

           (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

           (c) Investment Advisory Agreement dated August 9, 2001 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

           (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

           (e) FORM OF: Investment Advisory Agreement between the Lara Group, Ltd., and the Registrant on behalf of the Lara Treasury Management Fund.

(e) Underwriting Contracts.

      (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund (formerly known as GenomicsFund.com), Third Millennium Russia Fund, The New Market Fund and Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(f) Bonus or Profit Sharing Contracts.

      Not Applicable.

(g) Custodian Agreements.

      (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

(h) Other Material Contracts.

      (1) Administrative Services.

           (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

           (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

           (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

           (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

           (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

          (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com)is incorporated herein by reference to
                Exhibit 23(h)(2)(f) of PEA No. 11.

           (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) are incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

           (h) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the Lara Treasury Management Fund.

      (2) Transfer Agent.

           (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

           (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant.

      (3) Fund Accounting.

           (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, GenomicsFund (formerly known as GenomicsFund.com) and Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

          (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No.23(h)(3)(b) of PEA No. 19.

      (4) Expense Limitation Agreements.

           (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

           (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

           (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

           (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

           (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund are incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No._____.

(f) FORM OF: Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.

(g) FORM OF: Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund.

(i)             Legal Opinion.

      Opinion of Counsel of Greenberg Traurig, LLP is incorporated herein by reference to Exhibit No. 23(i)of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos.
      333-29289/811-8255) as filed with the SEC on December 19, 2002.


(j) Other Opinions.

(1) Consent of Greenberg Traurig, LLP. (2) Consent of Tait, Weller and Baker.

(k) OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l) Initial Capital Agreements.

      Not Applicable.

(m) Rule 12b-1 Plan.

      (1) Sand Hill Portfolio Manager Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

           (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2) CSI Equity Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3) GenomicsFund (formerly known as GenomicsFund.com).

           (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

           (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

           (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

           (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4) The New Market Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

           (b) FORM OF: Distribution and Service Plan for Class B Shares.

           (c) FORM OF: Distribution and Service Plan for Class C Shares.

      (5) Third Millennium Russia Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

      (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

          (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

          (b) FORM OF: Shareholder Servicing Agreement.

      (7) FORM OF: Distribution and Service for Class C Shares on behalf of the Lara Treasury Management Fund.

(n) Rule 18f-3 Plan.

      (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

      (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No. 19.

      (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

      (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

     (5) FORM OF: Rule 18f-3 Multiple Class Plan for the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 27.

      (6) FORM OF: Rule 18f-3 Multiple Class Plan for the New Market Fund.

(o) Reserved.

(p) Codes of Ethics.

      (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), Virginia Management Investment Corporation (the investment adviser to The New Market Fund), The London Company of Virginia (the sub-adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), and Third Millennium Investment Advisors,
LLC
           (the investment adviser to the Third Millennium Russia Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

      (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

      (3) The Code of Ethics of xGENx, LLC (the investment adviser to GenomicsFund is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 15.

      (4) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to Chase Mid-Cap Growth Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA # 24.

      (5) FORM OF: Code of Ethics of the Lara Group, Ltd. (the investment adviser to the Lara Treasury Management Fund).

(q) Powers-of-Attorney.

      The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser/Sub-Adviser              Form ADV File No.
--------------------------------------              -----------------

Sand Hill Advisors, Inc.                                 801-17601
CSI Capital Management, Inc.                             801-14549
Third Millennium Investment Advisors, LLC                801-55720
Virginia Management Investment Corporation               801-55697
The London Company of Virginia                           801-46604
xGENx, LLC                                               801-57224
Chase Investment Counsel Corporation                     801-3396
The Lara Group, Ltd.                                     801-61634

Item 27.   Principal Underwriters.

(a) (1) First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust.

(b)        (1) First Dominion Capital Corp.

           The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

 (c) Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a) Sand Hill Advisors, Inc. 3000 Sand Hill Road Building 3, Suite 150 Menlo Park, CA 94025
      (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b) CSI Capital Management, Inc. 445 Bush Street, 5th Floor San Francisco, CA 94108
      (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c) Third Millennium Investment Advisors, LLC 1185 Avenue of the Americas New York, NY 10036
      (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d) The London Company Riverfront Plaza, West Tower 901 E. Byrd Street, Suite 1350A Richmond, VA 23219
      (record relating to its function as investment adviser to The New Market
      Fund).

(e) xGENx, LLC
      555 Quince Orchard Road, Suite 610
      Gaithersburg, MD 20878
      (records relating to its function as investment adviser to GenomicsFund (formerly known as GenomicsFund.com)).

(f) Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund).

(g) Fund Services, Inc. 1500 Forest Avenue, Suite 111 Richmond, Virginia 23229 (records relating to its function as transfer agent to the Funds).

(h) Commonwealth Shareholder Services, Inc. 1500 Forest Avenue, Suite 223 Richmond, VA 23229
      (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(i)   First Dominion Capital Corp. 1500 Forest Avenue, Suite 223 Richmond, VA
      23229
      (records relating to its function as distributor for the Funds it services).

(j) Commonwealth Fund Accounting, Inc. 1500 Forest Avenue, Suite 223 Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Funds it services).

(k)   Chase Investment Counsel Corporation
      300 Preston Avenue, Suite 403
      Charlottesville, VA  22902-50912
      (records relating to its function as investment adviser to Chase Mid-Cap Growth Fund).

(l) The Lara Group, Ltd. 8000 Towers Crescent Drive, Suite 660 Vienna, VA 22182-2700
      (records relating to its function as investment adviser to the Lara Treasury Management Fund).

Item 29.   Management Services.

There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 19th day of December, 2002.

                                THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                                  ---------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.


Signature                 Title               Date

/s/ John Pasco, III
--------------------
John Pasco, III      Director, Chairman       December 19, 2002
                     Chief Executive
                     Officer and Chief
                     Financial Officer

*/s/ Samuel Boyd, Jr.
---------------------
Samuel Boyd, Jr.          Director             December 19, 2002


*/s/ Paul M. Dickinson
-----------------------
Paul M. Dickinson         Director             December 19, 2002


*/s/ William E. Poist
----------------------
William E. Poist          Director             December 19, 2002



*By:  /s/ John Pasco, III
      --------------------
      John Pasco, III
      Attorney-in-fact
      pursuant to Powers-of-Attorney on file.

EXHIBIT NO.               DESCRIPTION

23(a)(19)            Articles of Amendment
23(a)(20)            Articles Supplementary
23(h)(4)(g)          Expense Limitation Agreement
23(j)(1)             Consent of Greenberg Traurig, LLP
23(j)(2)             Consent of Tait Weller and Baker
23(m)(4)(b)          Distribution and Service Plan for Class B Shares
23(m)(4)(c)          Distribution and Service Plan for Class C Shares
23(n)(6)             Rule 18f-3 Plan

                                                               EXHIBIT 23(a)(19)


                              THE WORLD FUNDS, INC.

                              Articles of Amendment

      THE WORLD FUNDS, INC., a Maryland corporation and an open-end investment Corporation registered under the Investment Corporation Act of 1940, as amended, having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Corporation, pursuant to resolutions adopted at a regular meeting of the Board of Directors held on August 16, 2002, has amended the Charter of the Corporation as follows:

           RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Corporation be, and it hereby is, amended to rename the authorized issued and unissued shares of the "New Market Fund" to the "New Market Fund Class A Shares" of the Corporation; and it is further

           RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Corporation be, and it hereby is, amended to rename the authorized issued and unissued shares of the "Third Millennium Russia Fund" to the "Third Millennium Russia Fund Class A Shares" of the Corporation.

      SECOND: The foregoing amendment to the Charter has been duly approved by at least a majority of the Board of Directors of the Corporation. The amendment is limited to a change expressly permitted to be made without action of the stockholders under Section 2-605 of the Maryland General Corporation Law.

      THIRD: The Articles of Amendment will become effective at the time of filing.

      IN WITNESS WHEREOF, The Corporation has duly caused these Articles of Amendment to be signed in its name and on its behalf as of this 4th day of November, 2002.


Attest:                         THE WORLD FUNDS, INC.


/s/ Darryl S. Peay____          /s/ John Pasco, III______
----------------------          -------------------------
Name:  Darryl S. Peay           Name:  John Pasco, III
Title:  Assistant Secretary     Title:    Chairman of the Board and
                                    Chief Executive Officer

      THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Corporation, who executed on behalf of said Corporation the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation the foregoing Articles of Amendment to the Charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                                 /s/ John Pasco, III________
                                 Name:  John Pasco, III
                                 Title:  Chairman of the Board and
                                            Chief Executive Officer


Attest:



/s/ Darryl S. Peay____
Darryl S. Peay
Assistant Secretary

                                                               EXHIBIT 23(a)(20)

                              THE WORLD FUNDS, INC.

                             Articles Supplementary

      The World Funds, Inc., a Maryland corporation having is principal office in Baltimore, Maryland (the "Corporation") , and an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation have adopted resolutions to reclassify the existing classified and allocated shares of the New Market Fund series and the Third Millennium Russia Fund series of the Corporation pursuant to the following resolutions adopted at a regular meeting of the Board of Directors held on August 16, 2002. The existing classified and allocated shares of the New Market Fund series and the Third Millennium Russia Fund series of the Corporation were reclassified as follows:

(a) Classification of Shares of the New Market Fund series.

                RESOLVED, that Thirty Million (30,000,000) authorized but unissued Class A Shares of the New Market Fund are reclassified as follows: (i) Fifteen Million (15,000,000) shares for Class B Shares of the series; and (ii) Fifteen Million (15,000,000) shares for Class C Shares of the series; and it is further

                RESOLVED, that the Class B and Class C shares of the New Market Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation; and it is further

                RESOLVED, that with respect to the New Market Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the 1940 Act, all other applicable rules and regulations, and as reflected in the registration statement of the New Market Fund series current as of the time such shares are issued, shares of the Class B Shares of the series, to the extent applicable, may be automatically converted into shares of Class A Shares of common stock of the New Market Fund series, based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) and reflected in such current registration statement relating to the New Market Fund series.

(b) Classification of Shares of the Third Millennium Russia Fund series.

                RESOLVED, that Thirty Million (30,000,000) authorized but unissued Class A Shares of the Third Millennium Russia Fund are reclassified as follows: (i) Fifteen Million (15,000,000) shares for Class B Shares of the series; and (ii) Fifteen Million (15,000,000) shares for Class C Shares of the series; and it is further

                RESOLVED, that the Class B and Class C shares of the Third Millennium Russia Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation; and it is further

                RESOLVED, that with respect to the Third Millennium Russia Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the 1940 Act, all other applicable rules and regulations, and as reflected in the registration statement of the Third Millennium Russia Fund series current as of the time such shares are issued, shares of the Class B Shares of the series, to the extent applicable, may be automatically converted into shares of Class A Shares of common stock of the Third Millennium Russia Fund series, based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) and reflected in such current registration statement relating to the Third Millennium Russia Fund series.

      SECOND: The total number of shares of capital stock which the Corporation presently is authorized to issue remains Seven Hundred Fifty Million (750,000,000) shares, with a par value of one cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000) classified as follows:

                          Number of Shares               Aggregate
Name of Class             of Common Stock Allocated      Par Value

Sand Hill Portfolio Manager Fund
      Class Y Shares      15,000,000                $  150,000
      Class A Shares      15,000,000                    150,000
      Class B Shares      10,000,000                    100,000
      Class C Shares      10,000,000                    100,000

CSI Equity Fund
      Investor Shares     15,000,000                    150,000
      Class A Shares      15,000,000                    150,000
      Institutional Shares     10,000,000                    100,000
      Class C Shares      10,000,000                    100,000

CSI Fixed Income Fund          50,000,000                    500,000

Third Millennium Russia Fund
      Class A Shares      20,000,000                    200,000
      Class B Shares      15,000,000                    150,000
      Class C Shares      15,000,000                    150,000

New Market Fund
      Class A Shares      20,000,000                    200,000
      Class B Shares      15,000,000                    150,000
      Class C Shares      15,000,000                    150,000

GenomicsFund
      Class Y Shares      15,000,000                    150,000
      Class A Shares      15,000,000                    150,000
      Class B Shares      10,000,000                    100,000
      Class C Shares      10,000,000                    100,000

Chase Mid-Cap Growth Fund
      Class A Shares      25,000,000                    250,000
      Class C Shares      25,000,000                    250,000

Unclassified                   400,000,000                     4,000,000
                               -----------                    ----------

           Total:              750,000,000                    $7,500,000

      THIRD:    These Articles  Supplementary will become effective at the time of filing.

      IN WITNESS WHEREOF, The World Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 4th day of November, 2002.



                               /s/ John Pasco, III____
                                 John Pasco, III
                               Chairman and Chief Executive Officer



/s/ Darryl S. Peay___
Darryl S. Peay
Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                             /s/ John Pasco, III___
                                 John Pasco, III
                               Chairman and Chief Executive Officer




Attest:


/s/ Darryl S. Peay___
Darryl S. Peay
Assistant Secretary

                                                             EXHIBIT 23(h)(4)(g)


                                     FORM OF

                          EXPENSE LIMITATION AGREEMENT

                              THE WORLD FUNDS, INC.


      This Expense Limitation Agreement, effective as of _________ __, 2003 is by and between The London Company of Virginia (the "Adviser") and The World Funds, Inc. (the "Company"), on behalf of the New Market Fund series of the Company (the "Fund").

      WHEREAS the Company is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Fund being a series of the Company); and

      WHEREAS the Company and the Adviser have entered into an Advisory Agreement, ("Advisory Agreement"), pursuant to which the Adviser provides advisory services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

      WHEREAS the Company and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to maintain the expenses of the Fund at a level below the level to which the Fund might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

      1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to Class B Shares, 2.49% of the Class B Shares' average daily net assets; and with respect to the Class C Shares, 2.49% of the Class C Shares' average daily net assets.

      1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Fund in any fiscal year (referred to as "Fund Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Fund Operating Expenses may include, but are not limited to, advisory fees of the Adviser. Fund Operating Expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

      1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund will be annualized as of the last day of the month. If the annualized Fund Operating Expenses of the Fund exceed the Operating Expense Limit of the Fund for the month, the Adviser will remit to the Fund an amount sufficient to reduce the annualized Fund Operating Expenses Limit.

      1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Fund with respect to adjustments made to the Fund Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

      2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of the Fund for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund pursuant to
           Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous three (3) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to a Fund; provided that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Fund Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

      2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Company's Board of Directors has determined that a reimbursement is in the best interest of the Fund and its shareholders. The Company's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3. Term and Termination of Agreement.

      This Agreement will continue in effect for the first three years of following commencement of operations, and from year to year thereafter provided that each continuance is specifically approved by a majority of the directors of the Company who (i) are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

4. Miscellaneous.

      4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Company or Fund are subject, nor does this Agreement relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Fund.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUND, INC.


                        By: _____________________________
                          John Pasco, III
                          Chairman


                     THE LONDON COMPANY OF VIRGINIA


                        By: ____________________________
                          Stephen Goddard
                          President

                                                                EXHIBIT 23(j)(1)








                               CONSENT OF COUNSEL

      We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 28 of our firm's opinion and consent of counsel which was filed as Exhibit No. 23(i) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                    GREENBERG TRAURIG, LLP



                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
December 19, 2002

                                                                EXHIBIT 23(j)(2)


         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our report dated September 20, 2002 on the financial statements and financial highlights of The New Market Fund, a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2002 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in the Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of The World Funds, Inc. We also consent to the references to our firm in the Registration Statement and Prospectus.






                               Tait, Weller & Baker


Philadelphia, Pennsylvania
December 19, 2002

                                                             EXHIBIT 23(m)(4)(b)

                              THE WORLD FUNDS, INC.

                          Distribution and Service Plan
                                       of
                                 New Market Fund
                                 Class B Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Fund, Inc. (the "Company") for shares of the Company's New Market Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

           1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates. 2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

           b. The national distributor's selling dealer agreement.

      Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class B Shares. Of the 1.00%, the Company may pay a fee for distribution of Class B Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

                     7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.2

      11. This Plan shall take effect on the ____ day of _____________________, 2003.

                                                             EXHIBIT 23(m)(4)(c)

                              THE WORLD FUNDS, INC

                   Distribution and Service Plan
                                       of
                                 New Market Fund
                                 Class C Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's New Market Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.2 The Company contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

           1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

           b. The national distributor's selling dealer agreement.

      Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class C Shares. Of the 1.00%, the Company may pay a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

                     7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.2

      11. This Plan shall take effect on the ____ day of _____________, 2003.

                                                                EXHIBIT 23(n)(6)

                                     FORM OF

                              The World Funds, Inc.
                                 New Market Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the New Market Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs The London Company of Virginia (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its Administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp.(the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company, including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes.

      The Fund shall offer, at the discretion of the Board of Directors, up to three classes of shares: "Class A Shares", "Class B Shares" and "Class C Shares". Shares of each class of a Fund shall represent an equal pro rata interest in such Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that:

(a)        each class shall have a different designation;
(b)        each class of shares shall bear any Class Expenses, as defined in
           Section 3 below;
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and
(d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B and Class C Shares of a Fund shall have the features described in Sections 2, 3, and 4 below.

2. Distribution and Shareholder Servicing Arrangements, Expenses and Sales Charges.

      (a) Class A Shares of a Fund shall be offered at their then current NAV plus an initial sales charge as set forth in a Fund's then-current prospectus. Class A Shares impose a front-end sales charge up to a maximum of 5.75%. Class A Shares of a Fund that are redeemed within three hundred sixty (360) days of purchase will be subject to a 2.00% deferred sales charge. Class A Shares of a Fund may be exchanged for Class A Shares of another fund of the Company.

(b) Class B Shares.

           Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund eight years after the calendar month-end in which the Class B Shares were purchased. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of each Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of such Fund's Class B Shares, as described in the Distribution and Service Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and a Fund may pay up to 0.25% (annualized) of the average daily net assets of such Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

(i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of a Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(ii)        the costs of client sales seminars and travel related to
                distribution and sales support activities; and
(iii) (iii) other expenses relating to distribution and sales support activities.

      (c) Class C Shares.

           Class C Shares of the Fund shall be offered at the NAV plus an initial sale charge of 1.00% as set forth in the Fund's then-current prospectus. Class C Shares redeemed within three hundred sixty (360) days of purchase may be subject to a 1.00% deferred sales charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. The Company has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for the Class C Shares of the Fund. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% (annualized) of the average daily net assets of such Fund's Class C Shares, as described in the Distribution and Service Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and a Fund may pay up to 0.25% (annualized) of the average daily net assets of such Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

(i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class C Shares of a Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(ii) the costs of client sales seminars and travel related to distribution and sales support activities; and
(iii) other expenses relating to distribution and sales support activities.

3.              Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's Transfer Agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (i) expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (ii) expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

(b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

           (i) payments made pursuant to a Distribution and Service Plan; (ii) Transfer Agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(v)             litigation or other legal expenses relating solely to one class;
                and (vi) directors' fees incurred as a result of issues relating to one class.
                Expenses in
                category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to the Board of Director's approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges.

      The Class A, Class B and Class C Shares of the Fund may be exchanged at their relative NAVs for:

(i)        shares of the same class of the other fund;
(ii) shares of a comparable class of another series of shares offered by the Company; or
(iii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5.         Conversion Features.

      Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day after the calendar month end of the eighth anniversary of the issuance of the Class B Shares occurs. Class A and Class C Shares do not have conversion features.

6. Quarterly and Annual Report.

      The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution and Service Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses.

      Expenses may be waived or reimbursed by the Adviser or any other provider of services to a Fund without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan.

      The Plan shall not take effect until it has been approved by votes of a majority of both:

(i)        the directors of the Company and
(ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940
           Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9.         Material Modifications.

      This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability.

      The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

      IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the _____ day of ______________, 2003.


--------
    1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders. 2 It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.
    2 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders. 2 It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.